

SAFE HARBOR FINANCIAL

NORTHERN LIGHTS ACQUISITION CORPORATION

February 2022

EF Hutton

Disclaimers

NOTICE TO RECIPIENTS

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by Northern Lights Acquisition Corp. (the "Company," "we," "us" or "our"), and is being furnished solely for use by prospective participants in considering participation in the proposed private offering (the "Offering") of the Company's securities (the "Securities"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Offering.

Investment in the Securities has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Securities described in this Presentation will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund.

The Company has authorized EF Hutton to act as its placement agent in the Offering.

The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient's independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of purchase agreement, the purchase agreement shall control. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company's business and the terms and conditions of the Offering, and to obtain any additional relevant information to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

Neither the Company nor the placement agent shall have any liability for any information included herein or otherwise made available in connection with the Offering, except for any liabilities expressly assumed by the Company in the applicable purchase agreement and related documentation for each purchase of Securities.

The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities.

FORWARD-LOOKING DISCLAIMER

This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance, and business of the Company. These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook," or similar expressions, or future conditional verbs such as "may," "will," "should," "would," and "could." Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the

Disclaimers

statements include, but are not limited to: (i) changes in general business, industry or economic conditions, or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline, or practice governing or affecting financial services companies with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) changes in state and federal law and regulations governing the cannabis industry and financial services companies that provide services for that industry; (vi) adequacy of loan loss reserves; (vii) increased competition; (viii) loss of certain key officers; (ix) continued relationships with major customers; (x) our ability to enter into relationships with insured financial institutions as part of our business plan to provide financial services; (xi) rapidly changing technology; (xii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xiii) changes in the cost of funds, demand for loan products, or demand for financial services; (xiv) other economic, competitive, governmental, social or technological factors affecting our operations, markets, products, services, and prices; (xv) impact of the COVID-19 pandemic, and the micro, macro, and industry-specific economic effects thereof; and (xvi) our success at managing the foregoing items. Such developments could have an adverse impact on our financial position and our results of operations. The forward-looking statements are based upon management's beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this Presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Potential investors should not rely on forward-looking statements as predictions of future performance.

RISK FACTORS

Investment in the Securities offered herein involves a high degree of risk. In addition to the factors described above, the following factors, among others, could cause actual results to differ materially from forward-looking statements: (1) the Company's ability to close the acquisition described in this Presentation and to effectively integrate and grow the proposed target's operations; (2) our ability to accomplish our business plan following the proposed acquisition; (3) our ability to become profitable following the proposed acquisition; (4) changes in applicable state and federal laws relating to the cannabis industry, the financial services industry or otherwise that may materially impact our proposed business and the benefits of our potential acquisition; (5) we may not be able to generate sufficient cash to service all of our debt; (6) we may not be able to attract customers and users of our services following the closing of the proposed acquisition; and (7) terms of the Securities to be issued in the Offering.

Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom.

The Securities described in this Presentation will be offered only to select potential investors without a general solicitation in reliance on exemptions from registration under state and federal securities laws. The Securities described in this Presentation will be offered only by a purchase agreement, and only the representations, warranties and agreements contained in that agreement are to be relied upon by a potential investor. The Securities described in this Presentation will be subject to restrictions on resale and will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Securities described herein.

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.

CONFIDENTIALITY NOTICE

This Presentation is intended exclusively for the individual or entity to which it is addressed. This Presentation and the accompanying communication may contain information that is proprietary, privileged, confidential or otherwise legally exempt from disclosure. If you are not the named addressee, you are not authorized to read, print, retain, copy or disseminate this message or any part of it. If you have received this message in error, please notify the sender immediately either by phone (212) 404-7002 or reply to this e-mail and delete all copies of this message.

Today's Presenters

Safe Harbor Financial



Sundie Seefried
Chief Executive Officer

SAFE HARBOR FINANCIAL
PARTNER COLORADO CREDIT UNION



Chris Fameree
Chief Financial Officer

DSG DILIGENCE SOLUTIONS GROUP
pwc
Cherry Bekaert LLP



Paul Penney
Chief Investment Officer

NORTHLAND CAPITAL HOLDINGS
MERRILL A BANK OF AMERICA COMPANY
TCW
RIVERFORCE PARTNERS

Northern Lights Acquisition Corp.



Joshua Mann
Co-CEO

WILDHORSE CAPITAL PARTNERS
INDVR Brands
BLACKBIRD ENERGY
STIFEL NICOLAUS



John Darwin
Co-CEO

ONE CANNABIS
ACP AMERICAN CANNABIS PARTNERS
JP Energy
glendonTodd CAPITAL

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

EF Hutton

Transaction Overview

Key Highlights

- Northern Lights Acquisition Corp. ("NLIT") will be acquiring Safe Harbor Financial ("SHF") at a purchase price of $185M[1]
  - Assumes approximately 38% cash payout to Partner Colorado Credit Union ("PCCU") and approximately 62% equity rollover
- Safe Harbor Financial is currently wholly owned by Partner Colorado Credit Union, a non-profit entity, and needs ownership reduced to below 50% for SHF to limit balance sheet constraints
- The PIPE in connection with the transaction is $60M
- Expected transaction close is Q2 2022

Proforma Ownership[4]



NLIT Shareholders
NLIT Sponsor
Existing SHF Shareholders
PIPE Investors
18.5%
35.5%
35.2%
10.8%

Sources & Uses

Sources:		
NLIT Cash In Trust[2]	$117.3	35.8%
NLIT Sponsor	35.0	10.7%
Equity Issuance to PCCU	115.0	35.1%
PIPE Proceeds	60.0	18.3%
Total	**$327.3**	100.0%

Uses:		
PCCU Rollover Equity	$115.0	35.1%
Cash to PCCU	70.0	21.4%
Cash to Balance Sheet	100.2	30.6%
NLIT Sponsor	35.0	10.7%
Fees & Expenses	7.1	2.2%
Total	**$327.3**	100.0%

Valuation Summary:	
Proforma Equity Value	$327.3
Net Cash	100.2
Enterprise Value	**$227.1**
2023 EBITDA	$25.6
EBITDA Multiple	**8.9x**
Comparable EBITDA Multiples[3]	
Mean	13.8x

[1]Partner Colorado Credit Union owns 100% of SHF Holding Co., LLC, and SHF Holding Co., LLC owns 100% of Safe Harbor Financial, LLC
[2]Assumes no redemptions by SPAC shareholders
[3]Comparable universe includes Innovative Industrial Properties, WM Technology, GreenSky LLC, AFC Gamma, Agrify, Fidelity National Information Services, Fiserv and NewLake Capital Partners. Market data as of 11/5/2021
[4]Proforma shares held by the NLIT Sponsor reflect additional Class A shares issued to NLIT Sponsor at the closing of the business combination pursuant to anti-dilution provisions, as described in the IPO prospectus, in consideration of NLIT Sponsor's ongoing efforts to expand Safe Harbor Financial's business following the closing (see slides 6 & 26 for more information).

Northern Lights Acquisition Corp. Sponsor Background

SAFE HARBOR FINANCIAL | NORTHERN LIGHTS ACQUISITION CORPORATION

The Sponsor is an affiliate of Luminous Capital Inc. ("Luminous"), a U.S. / Canadian-based private equity firm with a team of industry experts that have managed operations from concept to public company exit, raised and deployed institutional capital, and held Board seats on multiple private and public cannabis companies.



Joshua Mann
Managing Partner

WILDHORSE CAPITAL PARTNERS | INDVR Brands | STIFEL | BLACKBIRD ENERGY



John Darwin
Managing Partner

ONE CANNABIS | JP Energy | ACP AMERICAN CANNABIS PARTNERS | glendonTodd CAPITAL



Mac McDonald
Vice President & Partner

J.P.Morgan | COWEN | ello CAPITAL

The Ideal Partner For Safe Harbor Financial

LUMINOUS CAPITAL

01 Ability to drive proprietary loan origination funnel

02 Provide direct access to bolt-on acquisition opportunities

03 Deep sector expertise as C-level cannabis operators

04 Financial and transactional experience in the cannabis industry

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

EF Hutton



The Issue

Despite rapid growth in the cannabis industry, there is still limited access to reliable cannabis financing and banking solutions

What is Constraining Access to Cannabis Financial Services?

SAFE HARBOR FINANCIAL | NORTHERN LIGHTS ACQUISITION CORPORATION

01

Conflicting state and federal laws

- Risk of federal prosecution, asset seizure or third-party punitive action
- Limited protection available to financial institutions

02

High risk and lack of "safe harbor" policy causes financial institutions to shy away from providing cannabis financial services solutions

- Cannabis remains a Schedule I drug (federally)
- Bank Secrecy Act poses risk of tens of millions of dollars in fines to financial institutions

03

Unclear cannabis policy guidelines across financial institutions lead to inconsistent service offerings

- The ever-changing nature of current cannabis policy makes it highly difficult for cannabis operators and financial institutions to form long-term banking partnerships to support future growth initiatives
- Many financial institutions start serving the industry only to quickly close services down due to a lack of regulatory controls

04

Financial institutions unable to properly service industry specific needs

- The limited number of financial institutions that bank cannabis are often unable to satisfy client needs due to lack of industry expertise or understanding of complex business models
- Financial services in the cannabis sector require specialized training, monitoring, and BSA obligations that few financial institutions are willing to dedicate the necessary resources toward



Safe Harbor Financial – It’s Bigger than Banking

One of the first financial institutions to provide access to reliable banking solutions for cannabis, hemp, CBD and ancillary operators, making communities safer, driving growth in local economies and fostering long-term partnerships

Safe Harbor Financial at-a-Glance

SHF is a financial services firm that serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting BSA obligations in-line with FinCEN guidance on cannabis related businesses (“CRBs”).

$11B+
Cannabis Funds Processed

$300M
Per Month in CRB Deposits

15
Passed State and Federal Exams

20
States of Operation

7+
Years of Cannabis Financial Services Experience

550+
Accounts in Portfolio


550+ Accounts
10 Accounts
2015
2021

SHF accounts have grown by over 55x since 2015 and continue to grow at a rate of 15+ new accounts per month

Note: Safe Harbor Financial is not an insured financial institution and all banking activities described in this Presentation that involve deposit accounts will be conducted through contractual relationships with insured financial institutions.

Pioneering the Cannabis Financial Services Industry

Safe Harbor Financial has built the industry standard cannabis banking platform while maintaining compliance through rigorous state and federal examinations.



2015
Initial development of program
Test launch
2016
National Education
Cashless ATM Service
2017
Regulator Education
Out-of-State Accounts
FinTech System
Launch CUSO
2018
Multi-State Operator Accounts
Internal Automation
Canadian Relationships Established
2019
Payment Processing
Expanded BSA Focus
2020
Treasury and Custodial Accounts
Cannabis Lending Program Established
2021
Sundie Seefried (CEO) and Team to Full-Time SHF
Separate SHF from Credit Union Operations

Leading Compliant Financial Services

Safe Harbor delivers industry-leading financial services alongside a proprietary turn-key software program to compliantly implement CRB bank accounts.

Safe Harbor Private Banking

- ✓ Normalized Banking Services: Wires, Debit, ACH, Remote Deposit Capture
- ✓ Business Checking and Savings Accounts
- ✓ Increased Safety and Security
- ✓ Courier and Vaulting Services
- ✓ Cash Management Accounts
- ✓ Commercial Lending

Safe Harbor Services

- ✓ SaaS-Based Client Onboarding
- ✓ Customer Lead Generation
- ✓ Customer Application Management
- ✓ Centralized Onboarding of CRBs
- ✓ Proprietary Risk Quantification and Compliance Monitoring & Reporting
- ✓ Risk-Based Due Diligence and Monitoring
- ✓ Ongoing Program Maintenance & Support

Robust Ecosystem

Safe Harbor Financial is playing an integral role in growing and supporting a healthier and more efficient cannabis financial services industry.



Higher efficiency & strong compliance protocols
Additional referrals from existing client networks
High client retention
Lack of Alternative Financing Solutions
Robust Lending Capabilities
SAFE HARBOR FINANCIAL
Reduced Risk & Improved Safety
CRB Operators
Financial Institutions
A More Dynamic and Efficient Market
Setting Standard Best Practices for Financial Institutions
Increased sector expertise
Access to expanding database of relevant information
Growing network of financial institutions

Investment Highlights

01 **Proven Management Team with Deep Industry Expertise**

02 Uniquely Positioned in a Rapidly Growing and Fragmented Market

03 Commercial Lending Platform Backed by Proprietary FinTech Software

04 Targeted Strategy for Bolt-On Acquisitions and Growth Initiatives

05 High Barriers to Entry for the Cannabis Financial Services Market

Proven Management Team With Deep Industry Expertise



Sundie Seefried
Chief Executive Officer

Sundie Seefried is the CEO of Safe Harbor Financial and a 35-year veteran of the credit union industry. Sundie is considered a pioneer and proven leader in the cannabis financial services industry, providing banking solutions to CRB businesses.



Chris Fameree
Chief Financial Officer

Chris Fameree is the Managing Director of Diligence Solutions Group with 15 years of combined public accounting and industry experience and has led and participated in numerous engagements, including due diligence, financial statement audits, and other advisory projects.



Paul Penney
Chief Investment Officer

Paul Penney is an accomplished private and public equity and debt investor, equity research analyst and senior executive with over 25 years of experience. Previously, Paul was CIO of the RiverForce, senior research analyst at Northland Capital as well as held other senior roles in portfolio management and institutional equity.



Donnie Emmi
Chief Legal Officer

Donnie Emmi has been a legal advisor and strategic business consultant to celebrity brands, publicly traded companies, and financial institutions in the cannabis industry for more than 12 years and working in the law for nearly 20 years. Donnie has been working as an attorney and advisor for Safe Harbor since early 2016.



Carol Wadleigh
Chief Operating Officer

Carol Wadleigh serves as the CIO of PCCU and acting COO of Safe Harbor Financial. With over 35 years in the financial sector, she has served as VP of Bank Operations at Tri-State Bank and Native American Bank. She leads technical teams with proven results for company growth, cost efficiencies, technical advancement, security, and software development.

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

Nationally Recognized CEO and Industry Thought-Leader

SAFE HARBOR FINANCIAL | NORTHERN LIGHTS ACQUISITION CORPORATION



Sundie Seefried
Chief Executive Officer


THE CEO PUBLICATION
RECOGNIZES
Sundie Seefried
CEO of Partner Colorado Credit Union
AS TOP 20
DYNAMIC CEOs 2020
IN THE UNITED STATES


NAVIGATING SAFE HARBOR
CANNABIS BANKING IN A TIME OF UNCERTAINTY
Sundie Seefried

"A pioneering program for marijuana-related businesses in Colorado that is providing banking services to the industry while keeping our communities safer."

- Congressman Ed Perlmutter, Colorado

The New York Times

Where Pot Entrepreneurs Go When the Banks Just Say No - The New York Times (nytimes.com)

"But in three years it has established itself, entirely through word of mouth, as the marijuana industry's biggest banker. These clients deposited $931 million in 2017. No other United States bank or credit union has probably taken as much."


LAW360 EXPLORES
LEGALIZATION
BANKING

How A Cottage Industry Filled The Cannabis Banking Gap - Law360

"The requirements that we have to go through at this point in time to know that money, know that business and know those owners will never change," Seefried said. "So that is a heavy burden that we will continue to have to carry even after the SAFE Act."

THE CEO PUBLICATION

Fueling the Fire of Success | Sundie Seefried – THE CEO PUBLICATION

"Opportunity lays where others don't or won't do something even though a demand exists," Seefried says. "In addition, one must be in sync with fundamental drives and motivations. As a Credit Union leader, it was important to serve the community and benefit our members."

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

Investment Highlights

SAFE HARBOR FINANCIAL

01 Proven Management Team with Deep Industry Expertise

02 Uniquely Positioned in a Rapidly Growing and Fragmented Market

03 Commercial Lending Platform Backed by Proprietary FinTech Software

04 Targeted Strategy for Bolt-On Acquisitions and Growth Initiatives

05 High Barriers to Entry for the Cannabis Financial Services Market

Rapidly Growing and Fragmented Market

Cannabis-related businesses are quickly scaling and require a safe commercial banking solution.

70,000+ CRBs
Within Existing Cannabis Market

36 States
With Medical Marijuana Programs

7 States
Approved Adult Use Since November 2020

18 States
Fully Legalized

$45B+ Sales
Expected by 2025

US Cannabis Retail Sales Estimates (2020 – 2025)[1]



Medical: 14% CAGR
Adult-Use: 20% CAGR
$20B
$26B
$32B
$37B
$42B
$46B
2020
2021
2022
2023
2024
2025

[1]Medical and adult use
Source: Wall Street analysis and industry reports

Estimated Number of US Cannabis-Related Businesses in 2021



Testing Labs
~375
Producers / Processors
~2,550
Vertically Integrated
~3,000
Product Manufacturers
~3,000
Medical Dispensaries & Adult-Use Retail
~8,000
Wholesale Cultivators
~10,000
60,200 – 73,550
Industry Total
Plant-Touching CRBs
Ancillary Services

Uniquely Positioned to Capture National Market Share

Safe Harbor has established continued growth which will be further compounded by geographic expansion and industry growth.

Safe Harbor Realized Tremendous Growth Opportunity Before the Rush to Cannabis Legalization



<$1M
<$1M
<$1M
$17M
$2M
$13M
$113M
<$1M
<$1M
$200M
$5M
$34M
$1.4B
$243M
$5M
<$1M
$2M
<$1M
$13M
$79M
SHF Deposits
Additional Legalized[1]



SAFE HARBOR FINANCIAL
Stage 1
SHF realized the need for cannabis banking early on
Stage 2
New states begin to legalize cannabis
Existing legalized states see continued growth in CRBs
Stage 3
Rapid growth in number of CRBs nationwide drives increased demand for cannabis banking solutions
Stage 4
As the sector matures and the addressable market expands, CRB operators will demand structured and compliant solutions

SHF has laid the foundation to become the cannabis financial services provider of choice

[1]Includes medical and/or adult use cannabis. Does not include states that have legalized CBD-only.
Source: Wall Street analysis and industry reports

Safe Harbor Deposits Snapshot

Safe Harbor has showed continued strong deposit growth which will be further fueled by removing Credit Union restrictions.

Consistently growing deposits and further account growth expected with Safe Harbor, without constraints by Partner Colorado Credit Union restrictions

Deposits continued to grow during COVID-19 market recession

Annual Cannabis-Related Business Deposits


($ in millions)
73% CAGR
$153
$611
$933
$1,280
$2,534
$3,034
$4,086
2015
2016
2017
2018
2019
2020
P - 2021

Investment Highlights

01 Proven Management Team with Deep Industry Expertise

02 Uniquely Positioned in a Rapidly Growing and Fragmented Market

03 **Commercial Lending Platform Backed by Proprietary FinTech Software**

04 Targeted Strategy for Bolt-On Acquisitions and Growth Initiatives

05 High Barriers to Entry for the Cannabis Financial Services Market

A New Wave of Capital for the Cannabis Industry

Safe Harbor is able to deploy debt at industry leading rates alongside lower cost of capital than other industry participants through leveraging its balance sheet and growing customer base.

Commercial Lending Opportunity in the Cannabis Industry

Safe Harbor Financial is one of the first providers of debt at commercial lending rates establishing long-term market share of operators while maintaining compelling yields.

Current Lending Market

- Raises equity or high yield debt to deploy loans
- Origination team requiring active outreach and learning each new client

Typical Rate:
18-36% over 2-3 years

Safe Harbor Financial

- Loans off of in-house account balances
- Loan to existing in-house accounts and new customers

Typical Rate:
8-12% over 2-3 years

Safe Harbor Financial is uniquely positioned to capture significant market share with industry leading lending rates

Source: Wall Street analysis and industry reports

SHF Lending: Why SHF Can Loan More, For Less

Current Cannabis Lenders

- Funding of lending programs required from capital markets vs. balance sheet
- Higher cost of capital requires larger loan sizes due to underwriting bandwidth / constraints
- Additional underwriting and portfolio management team requires higher G&A costs

SHF Lending

- Funding of lending programs off account balances vs. capital markets
- Low cost of capital allows for broad portfolio of loan types / issuers
- Industry experience and proprietary onboarding allows for streamlined underwriting and management

Safe Harbor Financial can lend at lower rates and achieve similar spreads as current cannabis lenders

SHF Lending Program – Industry Leading Compliance Meets High Yield Lending

Loan Pipeline

550+ Existing SHF Clients + Luminous & Paul Penney Additional Pipelines + Robust Third-Party Origination = Industry Leading Loan Origination Portfolio

Underwriting

BSA onboarding procedures intentionally designed around commercial underwriting process = Proprietary SHF Credit Score + Commercial lending supported by in-house commercial lending team + Extensia third party underwriting

Security / Collateral

01	02	03	04
Real estate	Equipment	Licenses (when able)	Receivables

Safe Harbor Loan Pipeline

Safe Harbor began lending to select clients through PCCU in 2021 and is poised to execute on its existing pipeline alongside a robust funnel of additional financing opportunities through Luminous Capital and additional opportunities.

SHF Existing Pipeline

Status	Size
LOI Signed	$10,800,000
Origination / Active Diligence	37,125,000

+

Paul Penney Additional Pipeline

Status	Size
Origination / Active Diligence	$110,000,000

+

Luminous Additional Pipeline

Status	Size
Origination / Active Diligence	$123,700,000

=

Pro Forma Pipeline

Status	Size
LOI Signed	$10,800,000
Origination / Active Diligence	270,825,000
Total	**$281,625,000**

Additional Opportunities Through SHF's Existing Operations

- Full service commercial lending to 550+ current clients
- Newly onboarded clients seeking expansion capital
- Refinancing of loans for existing accounts

Refinancing opportunity outside of current client base for large scale MSO's

Recent Debt Raises[1]	
Total Issuances ($M)	$1,392
Average Interest Rate	12%
Average Term	3.7 years

[1]Select publicly available debt financings (last twelve months)

EFHutton

Proposed Structure Unlocks SHF's Full Growth Capability

The proposed transaction structure[1] allows Safe Harbor Financial to operate as an independent entity from PCCU, removing balance sheet constraints and unlocking lending capabilities.

Existing Constraints Imposed by PCCU's Majority Ownership

- Balance sheet limits maximum loan volume
- Bank protocols (required capital ratios, concentration metrics, stake allocations, lending parameters)
- Obligations driven by non-profit structure do not incentivize focus on maximizing value

Proposed Transaction Eliminates Current PCCU Overhang

- Ability to operate without current PCCU balance sheet limitations
- Independent lending protocols and parameters that allow SHF to realize full growth potential
- Focus on driving growth for shareholders as a publicly-traded entity

[1] Proposed structure consists of 62% equity rollover and 38% cash payout in order to avoid majority ownership by PCCU

The Lifetime Value of Safe Harbor Customers

SHF has a customer base of over 550 accounts and growing with the ability to generate substantial income throughout the lifespan of each customer relationship.

We Estimate the Lifetime Value of Each Customer to be $10M+



$300,000
$900,000
$9,300,000
$10,500,000
Deposit Fees
Additional Services
Loan Interest
Total Income Stream

Key Value Metrics

01 Safe Harbor Financial has built a lasting customer base of growing CRB operators

02 Additional clients can be onboarded through deposit accounts first for low cost of customer acquisition

03 Safe Harbor's deposit platform allows additional services to client and creates valuable and lasting revenue streams, such as:

- National cash courier system
- Normalized banking to include bill pay, debit, mobile, remote deposit capture, wires, investment options and 401K via third-party partnerships
- Payment processing

Safe Harbor's customer centric approach and value-added services provide substantial revenue streams while supporting a growing client base of cannabis businesses

EFHutton

Investment Highlights

SAFE HARBOR FINANCIAL

01 Proven Management Team with Deep Industry Expertise

02 Uniquely Positioned in a Rapidly Growing and Fragmented Market

03 Commercial Lending Platform Backed by Proprietary FinTech Software

04 Targeted Strategy for Bolt-On Acquisitions and Growth Initiatives

05 High Barriers to Entry for the Cannabis Financial Services Market

Growth Opportunities Across the FinServ Value Chain

The SHF platform is uniquely positioned for additional acquisition opportunities in highly regulated industries and subsectors.



Virtual Currency
Data Analytics
Additional Lending Portfolios
SAFE HARBOR FINANCIAL
Key Areas for Strategic Growth
Treasury Services
Insurance & Brokerage Services
Third Party Payment Processing

Strategic Partners

Fully vetted and recognized for their deep expertise, SHF's network of strategic partners helps businesses optimize operations and supports their long-term growth.

Aeropay

AeroPay is the leading digital payments platform for the cannabis industry. With AeroPay, cannabis businesses can offer contactless in-store, online, and B2B payments to customers, suppliers, or business partners.

CanPay

The world's first debit payment app for cannabis retailers – and other emerging industries.

El Capitan Advisors

Cash Management, Balance Sheet Access, and Investment Management Services

würk

Cannabis software and services to manage your people. Payroll, HR, Scheduling and Time-keeping.

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

Building the Cannabis Financial Services Ecosystem

Cannabis companies do not currently have access to an all-encompassing financial services solution. SHF is positioned to capture customers and increased market share by providing the entire services ecosystem, creating massive economic opportunity.

Safe Harbor's Full Solutions Capabilities Will Continue To Attract Sticky Long-Term Customers



Bank Accounts
Cash Management
FX Services
Commercial Mortgages
Business Loans
Payment Systems
Debit Card
Real Estate & Mortgage
Mobile / Online Access
SAFE HARBOR FINANCIAL

Investment Highlights

01 Proven Management Team with Deep Industry Expertise

02 Uniquely Positioned in a Rapidly Growing and Fragmented Market

03 Commercial Lending Platform Backed by Proprietary FinTech Software

04 Targeted Strategy for Bolt-On Acquisitions and Growth Initiatives

05 High Barriers to Entry for the Cannabis Financial Services Market

High Barriers Limit New Entrants to the Cannabis Financial Services Market

Legal Environment

An uncertain legal environment at the federal level poses a challenge to new entrants. Without an established system of measures and protocols in place, competitors are at a severe disadvantage.

Regulatory Pressure

The uncertain legal environment paired with high levels of scrutiny faced by the cannabis industry causes most financial institutions to shy away from the industry.


SAFE
HARBOR
FINANCIAL

Complexity of Business

The complex nature of cannabis business models demands significant hands-on resources by institutions.

BSA/AML Regulation

Most institutions are unwilling to take on the risk of steep BSA penalties for non-compliance, and those that do require a great deal of trust, training and resources to meet standards and monitor activity.

SAFE Banking & FinCEN Guidelines

Providing financial services to CRBs revolves around their Bank Secrecy Act ("BSA") obligation similar to other high-risk businesses rather than an issue through The Financial Crimes Enforcement Network ("FinCEN").

- ✓ Cannabis Banking can be compared to other high risk banking relationships like Money Service Businesses (MSBs). Historical treatment of MSBs, much more mature than cannabis, remains difficult and limited. Cannabis risk is equal to or greater than Money Service Business risk.
- ✓ Safe Banking Act (as currently proposed) does not eliminate the Bank Secrecy Act obligation and just like other high risk banking relationships (liquor, casinos, gas stations, check cashers, etc.), it is the BSA obligation that causes financial institutions to shy away from such banking relationships. Cannabis banking is built upon BSA regulations/guidance.
- ✓ All cash-intensive businesses require specialized compliance banking programs. Bank accounts are difficult to secure. Businesses such as these have been around for decades compared to cannabis and still remain difficult to bank.

Safe Harbor Financial has communicated with key regulators for the last 7 years in establishing the standard for maintaining strict compliance and will continue to lead this high risk, cash-heavy industry.

Despite legislative reforms, financial institutions will continue to face an uphill battle servicing the cannabis industry

Note: There can be no assurances that this proposed legislation, or any other legislation, will be approved and signed into law, and if signed into law, what changes to existing law and regulations and SHF's proposed business operations would result.



Financials

SHF Presents a Compelling Investment Opportunity

Untapped Market Opportunity in a Rapidly Growing Sector + Strong Growth Profile + High Margins + Strong Cash Flow Conversion

Key Operating Assumptions

01 Forecasted ramp-up of new CRB and ancillary accounts opened per month driven by operational efficiencies and scaling of the business model

02 Operating as a standalone entity allows SHF to grow loan capacity over the projected period

03 Ongoing growth in the cannabis sector provides SHF the ability to charge onboarding fees to new clients

04 Scalability of lending platform and account services drives additional margin expansion

05 SHF benefits from exemption from IRS Code 280E which imposes tax rates on CRBs 80%+ in some cases

Historical & Projected Financials

Pro Forma Revenue Projections

($ in millions)



75% CAGR
8.1
7.1
18.9
44.6
75.2
2020A
2021E
2022E
2023E
2024E

Pro Forma Adj. EBITDA Projections

($ in millions)



73% CAGR
5.3
3.2
7.5
25.6
46.8
2020A
2021E
2022E
2023E
2024E
65%
45%
40%
57%
62%

Pro Forma Net Income Projections

($ in millions)



63% CAGR
5.2
3.2
7.2
20.9
36.6
2020A
2021E
2022E
2023E
2024E
65%
45%
38%
47%
49%

Key Commentary

- Slight decline in 2021 revenue and EBITDA projection due to ancillary vs. CRB account mix and PCCU restrictions
- Ramp in revenue is attributed to loan interest income and additional account growth

Note: Figures below Pro Forma Adj. EBITDA Projections and Pro Forma Net Income Projections represent margins as a percentage of annual projected revenue
Note: FY2020 is subject to change related to potential audit adjustments

Revenue Breakdown

CRB Deposit & Activity Growth



($ in millions)
0.5
6.2
0.8
5.1
0.9
9.8
1.3
17.8
1.8
25.9
2020A
2021E
2022E
2023E
2024E
CRB Deposit Fees
CRB Activity Fees

Loan Interest & Origination Income



($ in millions)
2.0
4.1
4.8
17.5
7.2
36.3
2020A
2021E
2022E
2023E
2024E
Loan Interest Income
Loan Origination Income

Investment Interest Income



($ in millions)
0.6
0.4
1.1
2.0
2.9
2020A
2021E
2022E
2023E
2024E

2024 Pro Forma Projected Revenue Breakdown



CRB Deposit & Activity Growth
Loan Interest and Origination Income
Investment Interest Income
All Other Revenue
3.8%
1.6%
36.8%
57.8%

Note: FY2020 is subject to change related to potential audit adjustments

Comparable Company Analysis – Financial Benchmark

EV / 2023E Revenue



Mean: 5.7x
5.0x
SAFE HARBOR FINANCIAL
5.4x
FIS
4.7x
fiserv.
19.8x
INNOVATIVE Industrial Properties
1.8x
wm technology
1.7x
GreenSky
3.2x
AFC ADVANCED FLOWER CAPITAL
1.6x
AGRIFY
7.3x
NewLake CAPITAL PARTNERS

EV / 2023E EBITDA



Mean: 13.8x
8.8x
SAFE HARBOR FINANCIAL
11.7x
FIS
11.4x
fiserv.
20.2x
INNOVATIVE Industrial Properties
6.2x
wm technology
5.4x
GreenSky
5.3x
AFC ADVANCED FLOWER CAPITAL
42.5x
AGRIFY
8.1x
NewLake CAPITAL PARTNERS

Note: Neither NLIT nor SHF are affiliated with the third parties referenced in this Presentation.

Market data as of 11/5/2021

Source: Wall Street analysis and industry reports



Thank You

SAFE HARBOR FINANCIAL

NORTHERN LIGHTS ACQUISITION CORPORATION

EF Hutton